UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

PARKWAY PROPERTIES, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PARKWAY PROPERTIES, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 19, 20163344 Peachtree Road NE, Atlanta, Georgia 30326You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Annual Report are available at
www.viewproxy.com/pky/2016If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2016 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Stockholders of Parkway Properties, Inc. Notice is hereby given that the 2016 Annual Meeting of Stockholders of Parkway Properties, Inc. will be held on May 19, 2016 at 2:00 p.m. EDT at 3344 Peachtree Road NE, Atlanta, Georgia 30326, for the following purposes:1. Election of Directors01 Avi Banyasz, 02 Charles T. Cannada, 03 Edward M. Casal, 04 Kelvin L. Davis, 05 Laurie L. Dotter,06 James R. Heistand, 07 C. William Hosler, 08 Adam S. Metz, 09 Brenda J. Mixson, 10 James A. Thomas2. Advisory vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.3. Advisory vote on executive compensation.4. Vote to ratify the adoption of the Parkway Properties, Inc. 2016 Employee Stock Purchase Plan. The Board of Directors recommends you vote FOR all proposals. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: INTERNET TELEPHONE E-MAIL To view your proxy materials online, go to www.viewproxy.com/pky/2016.Have the 11 digit control number available when you access the website and follow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

PARKWAY PROPERTIES, INC.3344 Peachtree Road NE, Atlanta, Georgia 30326PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: www.viewproxy.com/pky/2016Notice, Proxy Statement and Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your
Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857orBy logging onto http://www.viewproxy.com/pky/2016 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.